Subsequent Events	12 Months Ended
Dec. 31, 2013
SUBSEQUENT EVENTS [Abstract]
Subsequent Events

29. SUBSEQUENT EVENTS

On February 8, 2014, the Company’s board of directors approved three new employee incentive plans, effective January 1, 2014, each with a term of 10 years, with payments to eligible employees under the plans to be based on adjusted net profits of the Group or adjusted net profits of certain specified projects. The Group will distribute an aggregate of up to 10% of the annual adjusted net profits of the Group and up to 20% of the adjusted net profits of the specified projects to eligible employees who participate in the plans.

The Company has performed an evaluation of subsequent events through February 28, 2014, which is the date the financial statements were issued, with no other material events or transactions needing recognition or disclosure found.